UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2025

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

Not Applicable
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Issuance of Senior Notes

On October 27, 2025, Ferrellgas, L.P. (the “Company”) and Ferrellgas Finance Corp. (“Finance Corp.” and, together with the Company, the “Issuers”), subsidiaries of Ferrellgas Partners, L.P., issued and sold $650,000,000 aggregate principal amount of 9.250% Senior Notes due 2031 (the “Notes”) pursuant to an Indenture, dated as of October 27, 2025 (the “Indenture”) among the Issuers, the Guarantors (as defined below) and U.S. Bank Trust Company, National Association, as trustee. The Notes were issued at an offering price equal to 100% of the principal thereof in an offering exempt from registration under the Securities Act of 1933, as amended, in reliance on Rule 144A and Regulation S thereunder.

The Issuers received net proceeds from the offering of approximately $637.5 million, after deducting the initial purchasers’ discount and expenses of the offering. The Issuers used the net proceeds from the offering, together with cash on hand, to redeem all $650.0 million aggregate principal amount outstanding of their 5.375% Senior Notes due 2026 in accordance with the indenture governing such notes.

The Notes will mature on January 15, 2031, and interest on the Notes is payable semi-annually in cash in arrears on January 15 and July 15 of each year, commencing on July 15, 2026, at a rate of 9.250% per annum. Interest on the Notes will accrue from October 27, 2025.

The Notes are general unsecured joint obligations of the Issuers, ranking equally with all other existing and future unsecured and unsubordinated indebtedness of the Issuers, and will be guaranteed on a senior unsecured basis by Ferrellgas, Inc., the general partner of the Company (the “General Partner”), and each existing and future subsidiary of the Company (the “Subsidiary Guarantors” and, together with the General Partner, the “Guarantors”), subject to certain exceptions.

At any time prior to January 15, 2028, the Issuers have the right to redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, prior to January 15, 2028, the Issuers may, at their option, on any one or more occasions redeem up to 40% of the principal amount of the Notes in an amount not in excess of the net cash proceeds of certain equity offerings at a redemption price of 109.250% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On and after January 15, 2028, the Issuers have the right to redeem the Notes, in whole or in part, at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, if redeemed during the 12 months beginning on January 15 of the years indicated below:

Year	Percentage
2028	104.625%
2029	102.313%
2030 and thereafter	100.000%

Additionally, if the Notes become due and payable prior to their stated maturity, including upon acceleration, the applicable make-whole or redemption price premium, as the case may be, shall be due and payable as if the Notes had been redeemed on that date.

In the event of certain kinds of changes of control, each holder of Notes may require the Issuers to repurchase all or a portion of its Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. Additionally, if the Company or its restricted subsidiaries sell assets, under certain circumstances, the Issuers will be required to use the net proceeds to make an offer to purchase Notes at an offer price in cash in an amount equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding the repurchase date.

The Indenture contains customary affirmative and negative covenants restricting, among other things, the ability of the Company and its restricted subsidiaries to incur additional indebtedness and guarantee indebtedness, pay dividends or make other distributions or repurchase or redeem their capital stock, redeem or repurchase certain debt, make certain other restricted payments or investments, sell assets, incur liens, enter into transactions with affiliates, enter into agreements restricting subsidiaries’ ability to pay dividends, and consolidate, merge or sell all or substantially of such entity’s assets. The Indenture also restricts the ability of the General Partner to consolidate, merge or sell all or substantially all of its assets and to engage in certain activities.

The Indenture also contains customary events of default including, among other things, the failure to pay interest for 30 days, failure to pay principal when due, failure to observe or perform certain other covenants or agreements in the Indenture for 45 days after notice is given by the trustee or the holders of 25% of the outstanding principal amount, cross-acceleration to certain material indebtedness, failure to pay certain judgments and certain events of bankruptcy with respect to the Issuers or certain significant subsidiaries or groups of subsidiaries.

Amended Credit Facility

The Company previously entered into the Credit Agreement dated as of March 30, 2021, as amended from time to time (as amended, the “Credit Agreement”), among the Company, the General Partner, the subsidiaries of the Company party thereto as guarantors (the “Subsidiary Guarantors”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Agent”), and the lenders and issuing lenders party thereto from time to time.

On October 27, 2025, the Company entered into the Seventh Amendment to Credit Agreement (the “Seventh Amendment”) among the Company, the General Partner, the Subsidiary Guarantors, the Agent and certain lenders and issuing lenders party thereto. The Seventh Amendment, among other things, extends the maturity of the Credit Agreement to October 2028 and increases the maximum amount available for borrowing under the Credit Agreement to $350 million, with availability subject to a periodic borrowing base calculation, and an accordion feature allowing for increases in the size of the facility by up to $50 million in the aggregate subject to customary conditions. The Seventh Amendment also includes a sublimit not to exceed $300.0 million for the issuance of letters of credit.

In addition, the Seventh Amendment includes, among other things, modifications to the applicable margin with respect to all loans, the calculation of consolidated total debt, permitted indebtedness and permitted liens, the restricted payment provisions, the debt prepayment provisions, the asset disposition provisions, and the event of default provisions.

The foregoing descriptions of the Notes, the Indenture and the Seventh Amendment are only summaries and are qualified in their entirety by the Indenture, including the form of the Notes attached thereto, and the Seventh Amendment, copies of which are filed as Exhibits 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On October 27, 2025, the Issuers issued a press release announcing the completion of the offering of the Notes and entry into the Seventh Amendment. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 are deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture dated as of October 27, 2025 by and among Ferrellgas, L.P., Ferrellgas Finance Corp., the Guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.
4.2	Form of 9.250% Senior Notes due 2031 (included in Exhibit 4.1).
10.1

Seventh Amendment to Credit Agreement, dated as of October 27, 2025, among Ferrellgas, L.P., Ferrellgas, Inc., certain subsidiaries of Ferrellgas, L.P., as guarantors, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and certain lenders and issuing lenders party thereto.

10.2	Exhibit A to the Seventh Amendment to Credit Agreement – Credit Agreement.
99.1	Press release dated October 27, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: October 27, 2025	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President

FERRELLGAS PARTNERS FINANCE CORP.

Date: October 27, 2025	By:	/s/ Tamria A. Zertuche
Chief Executive Officer, President, and Sole Director

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: October 27, 2025	By:	/s/ Tamria A. Zertuche
Chief Executive Officer and President

FERRELLGAS FINANCE CORP.

Date: October 27, 2025	By:	/s/ Tamria A. Zertuche
Chief Executive Officer, President, and Sole Director